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                               THE COMMERCE FUNDS

                                The MidCap Fund
                                The Growth Fund
                           The Growth and Income Fund
                         The International Equity Fund
                               The Balanced Fund
                         The Short-Term Government Fund
                                 The Bond Fund
                  The National Tax-Free Intermediate Bond Fund
                  The Missouri Tax-Free Intermediate Bond Fund

                        Supplement dated August 14, 2000
            to Service Shares and Institutional Shares Prospectuses
                              dated March 1, 2000

The disclosure relating to the MidCap, Growth and Growth and Income Funds is amended to reflect the following changes:

1. MidCap Fund:

 . The name of the Fund is changed to the MidCap Growth Fund.

 . The Russell Midcap Growth Index will replace the S&P Mid-Cap 400 Index as the
  Fund's benchmark. The Fund is making this change because the Russell Midcap Growth Index contains securities that are more comparable to those held in the Fund's portfolio. The average annual total returns of the Service Share and Institutional Share Classes of the Fund versus the Russell Midcap Growth Index and the S&P Mid-Cap 400 Index as of 12/31/99 are as follows:

                                                       Since     Since
                                                     Inception Inception
                              1 Year 3 Years 5 Years (1/2/97)  (12/12/94)
MidCap Growth Fund
 Service Shares               25.56%   N/A     N/A    20.86%      N/A
 Institutional Shares         25.84% 21.17%  22.64%     N/A      23.72%
Russell Midcap Growth Index*  51.30% 29.77%  28.03%   29.83%     28.03%
S&P Mid-Cap 400 Index**       14.73% 21.81%  23.04%   21.83%     23.78%

 * The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any fees or expenses.
** The S&P Mid-Cap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses.

 . The second and third paragraphs under the Fund's primary investment strategies are deleted and replaced with the following:

 . Generally invests in stocks of companies with medium-sized market capitalizations comparable to those included in the Russell Midcap Growth Index. Currently, the size
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 of those companies is generally below $20 billion. The Adviser believes that these companies have the capacity for above-average earnings growth. The Fund invests in companies in anticipation of capital gains only, without consideration of dividends.

2. Growth Fund:

 . The Russell 1000 Growth Index will replace the S&P 500 Index as the Fund's benchmark. The Fund is making this change because the sector diversification in the Russell 1000 Growth Index is more comparable to that of the Fund. The average annual total returns of the Service Share and Institutional Share Classes of the Fund versus the Russell 1000 Growth Index and the S&P 500 Index as of 12/31/99 are as follows:

                                                     Since     Since
                                                   Inception Inception
                            1 Year 3 Years 5 Years  1/2/97   12/12/94
Growth Fund
 Service Shares             14.45%   N/A     N/A    23.35%      N/A
 Institutional Shares       14.70% 23.64%  26.34%     N/A     27.10%
Russell 1000 Growth Index*  33.16% 34.07%  32.42%   34.15%    33.04%
S&P 500 Index**             21.04% 27.56%  28.54%   27.59%    28.91%

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any fees or expenses.
** The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies. The Index figures do not reflect any fees or expenses.

 . The first paragraph under the Fund's primary investment strategies is amended to substitute the Russell 1000 Growth Index for the S&P 500 Index.

3. Growth and Income Fund:

 . The name of the Fund is changed to the Value Fund.

 . The Fund's benchmark for comparison of average annual total return will be the Russell 1000 Value Index; the Fund will no longer use one of its current benchmarks, the S&P 500 Index. The Fund is making this change because the Russell 1000 Value Index contains securities that are more comparable to those held in the Fund's portfolio than the S&P 500 Index. The average annual total returns of the Service Share and Institutional Share Classes of the Fund versus the Russell 1000 Value Index and the S&P 500 Index as of 12/31/99 are contained in the Fund's prospectuses.

 . The second paragraph under the Fund's primary investment strategies is amended to substitute the Russell 1000 Value Index for the S&P 500 Index.

 . David W. Wente, Vice President, is the portfolio manager for the Value Fund
  (formerly the Growth and Income Fund). Mr. Wente has been an equity analyst on the Fund since its inception. He rejoined Commerce in 1996 after spending two years as a financial analyst with a regional retail company. He initially joined the Commerce Bank's Investment Management Group in 1993 and has nine years of investment management experience.